Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
13.	INCOME TAXES

Ninetowns is a tax exempted company incorporated in the Cayman Islands. No provision for Hong Kong Profits Tax has been made as the subsidiaries incorporated in Hong Kong had no assessable profits earned or derived from Hong Kong during the years ended December 31, 2011, 2012 and 2013. The subsidiaries incorporated in the PRC (other than Hong Kong) are governed by the Income Tax Law of the PRC Concerning Foreign Investment and Foreign Enterprises and various local income tax laws (the “Income Tax Laws”).

The PRC Income Tax Law imposes a unified income tax rate of 25% for domestic and foreign enterprises. New and High Technology Enterprises enjoy a favorable tax rate of 15%.

The New and High Technology Enterprises status allows qualifying entities to be eligible for a 15% tax rate for three years. At the conclusion of the three year period, the qualifying enterprise has the option to renew its New and High Technology Enterprises status for an additional three years through a simplified application process if such enterprise’s business operations continue to qualify for New and High Technology Enterprises status. After the first six years, the enterprise would have to go through a new application process in order to renew its New and High Technology Enterprises status.

Under the Income Tax Law, if the PRC subsidiaries and VIE wish to qualify for a preferential rate for years commencing on or after January 1, 2008, they will need to qualify as a “High and New Technology Enterprise Strongly Supported by the State”. Until the PRC subsidiaries and VIE receive official approval for this new status, they will be subject to the statutory 25% tax rate. Furthermore, under the Income Tax Law a “resident enterprise”, which includes an enterprise established outside of the PRC with management located in the PRC, will be subject to PRC income tax. If the PRC tax authorities determine that the Company and its subsidiaries registered outside the PRC should be deemed a resident enterprise under the tax law, the Company and its subsidiaries registered outside the PRC will be subject to PRC income tax at a rate of 25%.

In 2011, 2012 and 2013, Beijing New Take, Beijing Ninetowns Times, Beijing Ninetowns Investment, Ronghe Tongshang, Beijing Software, Beijing Sky, Dongguan Software, Beijing Ronghe Zhihui and Beijing Ronghe Dianzi were subject to an enterprise income tax rate of 25%.

Beijing Ninetowns Ports and Guangdong Ninetowns were awarded the certificate of “New and High Technology Enterprise” and was taxed at an income tax rate of 15% for the years ended December 31, 2011, 2012 and 2013.

Dalian Changzheng was qualified as a software company in 2011 and was granted preferential EIT rates based on such status. Dalian Changzheng was subject to an income tax rate of 0% for 2011. In 2012 and 2013, Dalian Changzheng was not qualified as a software company and was subject to an income tax rate of 25%.

Huainan Ninetowns and Huainan Huacheng were subject to an EIT rate of 25% in 2012 and 2013.

Huaixiang Modern Agriculture was subject to an income tax rate of 25% based on a deemed income equal to 4% of its annual total income in 2011 as determined by the tax authority. In 2012 and 2013, Huaixiang Modern Agriculture was subject to an EIT rate of 25%.

During the years ended December 31, 2011, 2012 and 2013, if the Company’s subsidiaries in the PRC had not been awarded tax holidays or had special tax concessions, they would have recorded an additional provision for income taxes totaling RMB374, RMB640 and RMB310(US$51), respectively. Basic net income per share would have been changed to RMB0.08, RMB1.80 and RMB0.37, and diluted net income per share would have been changed to RMB0.08, RMB1.65 and RMB0.37 for the years ended December 31, 2011, 2012, and 2013, respectively.

Income tax expense consisted of the following:

	Years Ended December 31
	2011	2012	2013	2013
	RMB	RMB	RMB	US$
Current tax	855	1,447	747	123
Deferred tax	193	(776)	(323)	(53)

	1,048	671	424	70

As of December 31, 2012 and 2013, significant temporary differences between the tax basis and financial statement basis of accounting for assets and liabilities that gave rise to deferred taxes were principally related to the following:

	December 31
	2012	2013	2013
	RMB	RMB	US$
Current deferred tax assets
Short-term deferred revenue	1,036	1,358	224
Less: valuation allowances	—	—	—

Current deferred tax assets	1,036	1,358	224

Non-current deferred tax assets
Net operating loss carry forwards	10,859	11,814	1,952
Less: valuation allowances	(10,859)	(11,814)	(1,952)

Non-current deferred tax assets	—	—	—

The Company has operating loss carry forwards totaling RMB48,412 (US$7,997) as of December 31, 2013, all of which were from PRC subsidiaries and will expire on various dates through December 31, 2018.

As of December 31, 2012 and 2013, a valuation allowance was provided against deferred tax assets arising from net operating loss carry-forwards. Adjustment will be made to the valuation allowance if events occur in the future that indicate changes in the amount of deferred tax assets that may be realized.

The Company operates through multiple subsidiaries and a VIE and the valuation allowances are considered separately for each subsidiary and the VIE. The Company does not file consolidated tax returns, therefore, losses and deferred taxes from one subsidiary or the VIE may not be used to offset another subsidiary’s or the VIE’s earnings or deferred taxes.

If the Company were to be a non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries the withholding tax would be 10%, and in the case of a subsidiary 25% or more directly owned by residents in the Hong Kong Special Administrative Region, the withholding tax would be 5%.

Aggregate undistributed earnings of the Company’s subsidiaries and its VIE located in the PRC of approximately RMB554,561 and RMB555,246 (US$91,720) at December 31, 2012 and 2013 are considered to be indefinitely reinvested, and accordingly, no provision has been made for the Chinese dividend withholding taxes that would be payable upon the distribution of those amounts to the Company. The Chinese tax authorities have clarified that distributions made out of pre-January 1, 2008 retained earnings will not be subject to the withholding tax.

A reconciliation between income tax expense (benefit) computed by applying the PRC statutory income tax rate of 25% to income (loss) before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2011	2012	2013	2013
	RMB	RMB	RMB	USD
PRC statutory income tax	25.0%	25.0%	25.0%

Computed expected income tax (benefit) expense	1,140	17,306	(3,336)	(551)
Expenses not deductible for tax purposes	258	3,961	2,668	441
Permanent differences	(381)	(19,406)	1,573	260
Tax exemption and tax relief granted to PRC subsidiaries	(369)	(640)	(310)	(51)
Other	401	(550)	(171)	(28)

Income tax expense	1,048	671	424	70

A reconciliation of the beginning and ending amount of unrecognized tax benefit is as follows:

	RMB	US$
Balance at January 1, 2012	5,595	924
Additions based on tax position related to the current year	226	37

Balance at December 31, 2012	5,821	961

Additions based on tax position related to the current year	151	25

Balance at December 31, 2013	5,972	986

The Company does not anticipate any significant change within 12 months of this reporting date to its uncertain tax positions that relate primarily to 2009 inter-company distributions. Interest and penalties recognized in the statement of operations and current liabilities were not significant in 2011, 2012 and 2013.